Financial expenses and income	12 Months Ended
Dec. 31, 2018
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Financial expenses and income

D.29. Financial expenses and income

An analysis of Financial expenses and Financial income is set forth below:

(€ million)	2018	2017(a)	2016(a)
Cost of debt(b)	(396)	(326)	(310)
Interest income(c)	123	89	73

Cost of net debt	(273)	(237)	(237)

Non-operating foreign exchange gains/(losses)	6	(5)	(2)
Unwinding of discounting of provisions(d)	(24)	(33)	(33)
Net interest cost related to employee benefits	(75)	(92)	(114)
Gains/(losses) on disposals of financial assets	63	96	36
Impairment losses on financial assets, net of reversals	—	(7)	(487	)(e)
Other	32	5	(19)

Net financial income/(expenses)	(271)	(273)	(856)

comprising: Financial expenses	(435)	(420)	(924)

Financial income	164	147	68

(a)	The results of the Animal Health business are presented separately in accordance with IFRS 5 (Non-Current Assets Held for Sale and Discontinued Operations); (see Notes D.2. and D.36.).
(b)	Includes net gains on interest rate and currency derivatives used to manage debt: €75 million in 2018, €20 million in 2017 and €50 million in 2016.
(c)	Includes net gains on interest rate and currency derivatives used to manage cash and cash equivalents: €51 million in 2018, €33 million in 2017 and €17 million in 2016.
(d)	Primarily on provisions for environmental risks, restructuring provisions, and provisions for product-related risks (see Note D.19.).
(e)

On October 5, 2016, Alnylam Pharmaceuticals, Inc. announced that it was terminating its revusiran development program, as a result of which its share price fell by 48% on October 6, 2016. Consequently, Sanofi recognized an impairment loss reflecting the difference between the historical acquisition cost of its shares in Alnylam and their market value. That impairment loss amounted to €457 million as of December 31, 2016.

In 2018, 2017 and 2016, the impact of the ineffective portion of hedging relationships was not material.